SECURITIES AND EXCHANGE COMMISSION



                                 Washington, D.C. 20549



                                        FORM 8-K


                                     CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934



             Date Report (Date of earliest event reported) August 15, 1997



                             BONNEVILLE PACIFIC CORPORATION
                             ------------------------------
                   (Exact name of registrant as specified in charter)



Delaware                       0-14846                     87-0363215
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(State or other                (Commission                 (IRA Employer
jurisdiction of                File Number)                Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                       84101
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code               (801) 363-2520


(Former name or former address, if changed since last report)   Not applicable

Item 3.     Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period
July 1, 1997 to July 31, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.     Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BONNEVILLE PACIFIC CORPORATION



                                            /S/ Roger G. Segal
                                       By:  Roger G. Segal, Chapter 11 Trustee

DATED August 15, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BONNEVILLE PACIFIC CORPORATION



                                     /S/ R. Stephen Blackham
                                By:  R. Stephen Blackham, Assistant Controller

DATED August 15, 1997

                                INDEX TO EXHIBITS


Exhibit                                                               Page No.
------------------------------------------------------------------------------

28.1       Monthly Financial Report - Chapter 11, for the period
           July 1, 1997 to July 31, 1997, of the Registrant, dated
           August 15, 1997 as filed by the Registrant with the United States Bankruptcy Court for the District of Utah, Central
           Division on August 15, 1975. . . . . . . . . . . . . . . . . . 5

                                                      MONTHLY FINANCIAL REPORT
                                                                    CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------
CASE NO. 91A-27701   For Period July 1 to July 31, 1997
         ---------              ------    -------------
         Accounting Method Used:  [X] Accrual Basis   [ ] Cash Basis


                                    COVER SHEET
------------------------------------------------------------------------------
Mark One Box           THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.
For Each Required      The debtor must attach each of the following
Report/Document        reports/documents unless the U.S. Trustee has waived
                       the requirement in writing.  File original with Clerk
                       of Court.  File duplicate with U.S. Trustee.
------------------------------------------------------------------------------
Report/
Document   Previously
Attached   Waived        REQUIRED REPORTS/DOCUMENTS
------------------------------------------------------------------------------
  [X]         [ ]        Cash Receipts & Disbursements Statement (Form 2-B)
  [X]         [ ]        Balance Sheet (Form 2-C)
  [X]         [ ]        Profit and Loss Statement (Form 2-D)
  [X]         [ ]        Supporting Schedules (Form 2-E)
  [X]         [ ]        Quarterly Fee Summary (Form 2-F)
  [X]         [ ]        Narrative (Form 2-G)
-------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: August 15, 1997
             ---------------

                              Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                          /S/ R. Stephen Blackham
                              By:         R. Stephen Blackham
                              Position:   Assistant Controller

                      Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of August 1997.


													                               /S/ Roger G. Segal
                                       By:  Roger G. Segal, Chapter 11 Trustee

                     DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Bankruptcy No. 91A-27701
                                    Narrative
                        For the Month Ended July 31, 1997


                                    Form 2-G


------------------------------------------------------------------------------


Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of July 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of July and the first part of August 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's four (4) Annual Reports, including the Report for the period of July 1, 1995 through June 30, 1996 filed on September 19, 1996 concerning the Administration of the Estate. These Reports
     (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. For all practical purposes the Litigation has been concluded (but also see the discussion below).
---------------
(1) This narrative attempts to summarize significant events affecting the Company through August 14, 1997.
(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     A continued hearing was held by the District Court on November 1, 1996 in one of the actions severed from the main Litigation concerning the Motion by Defendant William Cerutti for Summary Judgment (SEGAL V. CERUTTI, United States District Court for the District of Utah, Case No. 92-CV-1115-J-C). At the hearing the Court made an oral ruling GRANTING the Defendant's motion. The Defendant filed a Proposed Order Granting Summary Judgment and on December 16, 1996 the Trustee filed a Motion for Reconsideration and an objection to the Proposed Order. A hearing on the Trustee's Motion for Reconsideration was held on February 28, 1997 at which time the Court took the matter under advisement. As of this date the Court has not ruled on the Motion.

     The Trustee has also entered into "tolling agreements" with certain persons or entities which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person or entity. The Trustee and his respective attorneys are now completing their investigation into those persons or entities which executed tolling agreements. If the Trustee is not able to settle possible claims held by the estate against persons or entities who or which signed tolling agreements and who or which the Trustee believes are liable to the Bonneville estate, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation.

     On May 23, 1997 the Trustee entered into a formal Settlement Agreement with the Corporation of the President of The Church of Jesus Christ of Latter-Day Saints (the "Church"); the settlement was announced on June 10, 1997. Pursuant to the Settlement Agreement, the Church agreed to pay to the Trustee the sum of $1,100,000.00 and the Church would be allowed a claim of up to approximately $500,000.00 for damages incurred by the Church arising from its purchase of stock of the Company. The settlement was conditioned upon approval by the United States Bankruptcy Court. The hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on July 7, 1997 at which hearing the Court granted the Trustee's Motion and approved the settlement. The $1,100,000.00 settlement was paid to the Trustee on July 17, 1997.

     On May 23, 1997 the Trustee entered into a formal Settlement Agreement with the Deseret Trust Company ("DTC"), the Church, Raymond L. Hixson and Vivian M. Hixson concerning the Raymond L. Hixson Charitable Remainder Unitrust which Unitrust was funded with shares of Bonneville Pacific Corporation owned by Raymond L. Hixson; the settlement was filed with the Bankruptcy Court on June 10, 1997. Pursuant to the settlement, the Church agreed to pay a total of $580,000.00 to purchase the "income interest" specified in the Unitrust as well as any other right, title or interest the Hixsons, the Trustee, Bonneville Pacific Corporation or its bankruptcy estate may have in the Unitrust or its assets. The $580,000.00 payment would be paid $232,000.00 directly to Vivian Hixson as required by the provisions of the previously Court approved Trustee's settlement agreement with Raymond Hixson and Vivian Hixson; $232,000.00 directly to the Trustee for the benefit of the estate; and $116,000.00 directly to the Trustee to be held by him for payment (subject to

     Bankruptcy Court approval) to his special litigation counsel, Beus, Gilbert & Morrill, pursuant to the 1992 contingent fee agreement between the Trustee and Beus, Gilbert & Morrill. The settlement was conditioned upon approval by the United States Bankruptcy Court. A hearing on the Motion for Approval of the Settlement Agreement was held as scheduled on July 7, 1997 at which hearing the Court granted the Motion and approved the settlement. The settlement sum was paid to the Trustee on July 17, 1997. On August 4, 1997 the Bankruptcy Court authorized the Trustee to pay the aforesaid $116,000.00 (less costs and local counsel fees) to Beus, Gilbert & Morrill pursuant to the 1992 contingent fee agreement.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1 but curtailments, if any, have been minimal over the last several Reporting Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. NCA #1 and representatives of NPC have reached a preliminary settlement agreement, subject to the approval of the Public Service Commission of Nevada ("PSCN"). The Trustee continues to monitor its appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting PSCN's approval of the settlement agreement, has been signed by the parties. On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute have reached an agreement in principal but a written agreement has yet to be executed. Attorneys for the EPA are drafting such an agreement, which the parties anticipate signing in the near future.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities.
See 11 U.S.C. Section 510(b).   A hearing on the Motion was scheduled before
the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion;

specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 350 additional claims have been filed since December 16, 1996. A total of 4,604 proofs of claims have been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate referenced above. The Trustee anticipates that he will likely object to a number of the new claims which have been filed and has filed the first of the objections; for example, the Trustee has filed objections to the individual claims filed by current holders of the Company's debentures because such claims are duplicative of the $64,750,000.00 claim filed by the Indenture Trustee, Norwest Bank (Claim No. 146); a hearing on that objection is scheduled for August 18, 1997.

On June 17, 1997 the Trustee entered into a formal settlement agreement with Hansen, Jones & Leta, P.C. and the Home Insurance Company, its insurer. Hansen, Jones & Leta served as counsel for Bonneville Pacific Corporation from November 18, 1991 to December 5, 1991 and as counsel for Bonneville as debtor in possession from December 5, 1991 to March 31, 1992. By court order dated December 2, 1992 (with a related motion to alter or amend being denied on May 22, 1996), the Bankruptcy Court denied Hansen, Jones & Leta's Final
Fee and Cost Application and further ordered disgorgement of all fees previously paid to Hansen, Jones & Leta. The settlement agreement resolved all legal issues and the pending appeal involving the court order and provides for payment of $149,012.20 to the estate and further provides for a release of claims (subject to certain limitations) between the parties. The settlement was conditioned upon approval by the United States Bankruptcy Court. A hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on July 14, 1997, at which hearing the Court approved the settlement. The $149,012.20 was paid to the Trustee on July 16, 1997 and the appeal was dismissed on or about July 21, 1997.

The Trustee currently estimates that the Company may have to spend approximately One Hundred Thousand Dollars ($100,000.00) to plug and abandon certain geothermal well sites connected with the Mammoth Project in California. The Company is continuing with the process of making arrangements to plug the wells.

In an effort to resolve tax issues relating to the material litigation settlements which have occurred since May 1, 1996, the Trustee filed with the Internal Revenue Service an application to change the Company's tax year from one ending on April 30th to one ending on December 31st. The Trustee desired to change the Company's tax year period (when changed the Company's past tax year would be from May 1, 1996 through December 31, 1996 and thereafter would be on a calendar year basis) in order to facilitate the filing of a plan of reorganization of the Company. By shortening the Company's tax year, the Trustee may be able to receive a prompt tax determination for the tax year ending December 31, 1996, which determination will facilitate any party in interest filing a plan of reorganization because the amount of tax owed by the Debtor, if any, should be quantified (see 11 U.S.C. Section 505). The IRS, on February 24, 1997, conditionally granted the Company's application to change its tax year. It is believed that the Company can meet and comply with all of the conditions imposed by the IRS and therefore the Company is proceeding as if its tax year has been changed and a U.S. Corporation Income Tax Return will be filed for the short year ended December 31, 1996. The IRS has notified the Trustee that the IRS will not be auditing the Company's filed consolidated U.S. Corporation Income Tax Return for the period ending April 30, 1996. The Company, with court approved Accountant, is in the process of preparing the U.S. Corporate Income Tax Return for the year ending December 31, 1996, which tax return may be filed within the next thirty (30) days.

On June 23, 1997, the Bankruptcy Court granted the Trustee's Motion for Management Retention Programs for the Company's Subsidiaries. The Trustee has been working with the employees of Bonneville Fuels Corporation and Bonneville Pacific Service Corporation on employment agreements, which employment agreements will soon be finalized.

In preparation for a plan of reorganization, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits.

At this time it is not known whether INTEREST will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore, even if sufficient funds did exist, the issue of payment of interest (and the applicable rate of interest, if any, and from what date), to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

In light of the settlements to date reached in the Litigation and in light of the December 16, 1996 supplementary claim deadline, the Company and the Trustee are now continuing with efforts to formulate and propose a plan of reorganization. While general plan negotiations with parties in interest have now commenced and the Trustee met with several parties in interest during the subject period, it will be several months, if not substantially more, before any creditor with an allowed claim can anticipate receiving any distribution from the estate. The Trustee has arranged a meeting in New York City on August 27, 1997 with certain creditors to discuss, among other things, issues which should be resolved if progress is to be made on a consensual plan of reorganization.

In January of 1997 the Trustee, his counsel and the Company's management interviewed several firms who were interested in serving as the Trustee's financial advisor (investment banker) in connection with valuing the Company's (and its affiliates') business assets and assisting the Trustee concerning plan of reorganization issues. The Trustee, with the participation of others, concluded that the firm of Bear Stearns & Co., Inc. was the best qualified to provide the desired service. The Trustee caused an Application seeking approval of his employment of Bear Stearns & Co., Inc as Financial Advisor to
be filed with the Bankruptcy Court.   The hearing on the Application was held
as scheduled on March 20, 1997, at which hearing the Court approved the Application. Bear, Stearns & Co. has been employed by the Trustee and is now in the process of reviewing information and documentation to enable it to provide the required financial advisory services. Bear, Stearns & Company has preliminarily completed most of its initial work in valuing the Company's (and its affiliates) business assets but has made no written report to the Trustee. At this time the Trustee has not decided whether to make public the valuation work to date performed by Bear, Stearns & Company. However in part, based upon the preliminary valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy
Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is likely materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                         Case No. 91A-27701
              Cash Receipts and Disbursements Statement
                  For Period July 1 - July 31, 1997
------------------------------------------------------------------------------

                          CASH RECONCILIATION

1.  Beginning Cash Balance:                             $135,518,732.92

2.  Cash Receipts:  (See Page 2 of 2)      1,743,714.53

3.  Cash Disbursements:  (See Page 2 of 2)  (126,042.84)
                                            ------------
4.  Net Cash Flow:                                         1,617,671.69
                                                           ------------
5.  Ending Cash Balance:                                $137,136,404.61
                                                        ===============


                CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                        AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                        $558.00       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                     562.57       KEY BANK OF UTAH
GENERAL CORP CASH                   702,796.67       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT       3,709,943.68  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT       11,187,101.88  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD         14,445,452.68  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD         10,471,991.34  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS          22,883.19  (A)  BANK ONE
UNITED STATES TREASURY BILLS     96,400,622.03       BANK ONE
PROCEEDS FROM ASSET SALES             4,055.42  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE         190,437.15       KEY BANK OF UTAH
                                    ----------
                               $137,136,404.61
                               ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                      Form 2-B
                                                                   Page 1 of 2

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                Cash Receipts and Disbursements Statement
                   For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNALS

BANK ACCOUNT                      TOTAL           PAGE REF
PAYROLL ACCOUNT                      $19,814.42       A
PAYROLL TAX ACCOUNT                    9,775.54       B
GENERAL CORP CASH                    211,238.12       C
CHPTR 11 TRUSTEE JOINT ACCT        1,459,461.45       E
CHPTR 11 TRUSTEE - CD ACCT            72,247.93       F
CHPTR 11 TRUSTEE - JT CD                   0.00      N/A
CHPTR 11 TRUSTEE - JT CD                   0.00      N/A
CHPTR 11 TRUSTEE JT SAVINGS               77.87       G
UNITED STATES TREASURY BILLS               0.00      N/A
PROCEEDS FROM ASSET SALES                 11.18       H
KYOCERA MAINTENANCE RESERVE           10,677.98       I
                                      ---------
                                   1,783,304.49
     LESS:  ACCOUNT TRANSFERS        (39,589.96)
                                     ----------
     TOTAL CASH RECEIPTS          $1,743,714.53
                                  =============


                        CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                      TOTAL          PAGE REF
PAYROLL ACCOUNT                     $19,852.88       A
PAYROLL TAX ACCOUNT                   9,780.41       B
GENERAL CORP CASH                   135,955.19       D
CHPTR 11 TRUSTEE JOINT ACCT              44.32       E
CHPTR 11 TRUSTEE - CD ACCT                0.00       F
CHPTR 11 TRUSTEE - JT CD                  0.00      N/A
CHPTR 11 TRUSTEE - JT CD                  0.00      N/A
CHPTR 11 TRUSTEE JT SAVINGS               0.00       G
UNITED STATES TREASURY BILLS              0.00      N/A
PROCEEDS FROM ASSET SALES                 0.00       H
KYOCERA MAINTENANCE RESERVE               0.00       I
                                          ----
                                    165,632.80
     LESS:  ACCOUNT TRANSFERS       (39,589.96)
                                     ---------
     TOTAL CASH DISBURSEMENTS      $126,042.84
                                   ===========

                                                                      Form 2-B
                                                                   Page 2 of 2

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                              Payroll Account
                    For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR               AMOUNT       DESCRIPTION
07/11/97   CK# 6432   BPC - GENERAL        $9,869.44   PAYROLL TRANSFER
07/29/97   CK# 6464   BPC - GENERAL         9,944.98   PAYROLL TRANSFER
                                            --------
           TOTAL CASH RECEIPTS            $19,814.42
                                          ==========


                      CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE               AMOUNT       DESCRIPTION
07/15/97               PAYROLL SUMMARY      $9,869.44
07/31/97               PAYROLL SUMMARY       9,944.98
07/31/97   BANK STMT   KEY BANK OF UTAH         38.46   SERVICE CHARGE
                                                -----
           TOTAL CASH DISBURSEMENTS        $19,852.88
                                           ==========

                                     A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Payroll Tax Account
                    For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR            AMOUNT      DESCRIPTION
07/11/97   CK# 6433   BPC - GENERAL    $4,309.12   PR TAX TRANSFER
07/22/97   CK# 6453   BPC - GENERAL     1,192.84   PR TAX TRANSFER
07/29/97   CK# 6465   BPC - GENERAL     4,273.58   PR TAX TRANSFER
                                        --------
           TOTAL CASH RECEIPTS         $9,775.54
                                       =========


                        CASH DISBURSEMENTS JOURNAL

DATE       DOC #      PAYEE                         AMOUNT     DESCRIPTION
07/15/97   KEY TAX    KEY BANK OF UTAH              $3,578.04  FEDERAL TAX DEPOSIT
07/22/97   KEY TAX    KEY BANK OF UTAH                  33.00  FEDERAL UNEMPLOYMENT TAX
07/23/97   CK# 1245   UTAH DEPT OF EMPLOY SECURITY   1,159.84  STATE UNEMPLOYMENT TAX
07/29/97   CK# 1246   UTAH ST TAX COMMISSION         1,453.06  STATE TAX DEPOSIT
07/29/97   KEY TAX    KEY BANK OF UTAH               3,551.60  FEDERAL TAX DEPOSIT
07/31/97   BANK STMT  KEY BANK OF UTAH                   4.87  SERVICE CHARGE
                                                         ----
           TOTAL CASH DISBURSEMENTS                 $9,780.41
                                                    =========

                                      B

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                   For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                       AMOUNT        DESCRIPTION
07/08/97  DS070897   THERAPIST UNLIMITED              $361.00  RENT INCOME-OFFICE SPACE
07/08/97  DS070897   THERAPIST UNLIMITED               180.50  RENT INCOME-OFFICE SPACE
07/08/97  DS070897   SEDGWICK JAMES                 21,539.00  EXPENSE REIMBURSEMENT
07/08/97  DS070897   SAN DIEGO GAS & ELECTRIC        1,216.96  ENERGY REVENUE-KYOCERA
07/16/97  DS071697   HANSEN JONES & LETA            48,561.20  SETTLEMENT PAYMENT
07/16/97  DS071697   HANSEN JONES & LETA           100,451.00  SETTLEMENT PAYMENT
07/16/97  DS071697   STATE OF HAWAII                 6,332.70  STATE INCOME TAX REFUND
07/31/97  DS073197   GERRY MONSON                   30,000.00  SETTLEMENT PAYMENT
07/31/97  BANK STMT  KEY BANK OF UTAH                2,595.76  INTEREST INCOME
                                                     --------
          TOTAL CASH RECEIPTS                     $211,238.12
                                                  ===========

                                       C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                   For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #     PAYEE                            AMOUNT     DESCRIPTION
07/03/97  1006407   AIRBORNE EXPRESS                    $58.80  EXPRESS MAIL EXPENSE
07/03/97  1006408   AMPCO SYSTEM PARKING                378.00  RENT-PARKING
07/03/97  1006409   BENEFICIAL LIFE INSURANCE           768.35  INSURANCE-LIFE
07/03/97  1006410   BPC-KYOCERA MAINT RESERVE        10,000.00  TRANSFER-MAINT RES ACCT
07/03/97  1006411   FEDERAL EXPRESS                      24.99  EXPRESS MAIL EXPENSE
07/03/97  1006412   FRONTIER COMMUNICATIONS             786.87  TELEPHONE EXPENSE
07/03/97  1006413   MOUNT OLYMPUS WATER                  12.00  OFFICE SUPPLIES & EXPENSE
07/03/97  1006414   MOUNTAIN STATES OFFICE PRODUCTS       7.65  OFFICE SUPPLIES & EXPENSE
07/03/97  1006415   OFFICE TEAM                         264.00  OFFICE SUPPLIES & EXPENSE
07/03/97  1006416   THE PRUDENTIAL                    1,000.56  INSURANCE-DISABILITY
07/03/97  1006417   PRODUCTIVITY POINT INTERNATIONAL    100.00  CONFERENCES & SEMINARS
07/03/97  1006418   STEVEN STEPANEK                      61.19  TRAVEL REIMBURSEMENT
07/03/97  1006419   TRAVEL ZONE CRUISE ZONE             667.00  TRAVEL EXPENSE
07/03/97  1006420   UNUM LIFE INSURANCE CO            1,525.01  INSURANCE-DISABILITY
          1006421   VOID
          1006422   VOID
          1006423   VOID
          1006424   VOID
          1006425   VOID
07/09/97  1006426   50 WEST BROADWAY ASSOCIATES      12,573.00  RENT-OFFICE SPACE & PARKING
          1006427   VOID
07/09/97  1006428   GEOTHERMEX INC                   12,645.00  ABANDONMNT EXP-MAMMOTH
07/09/97  1006429   GENERATOR POWER SYSTEMS INC      22,658.01  KYOCERA-O&M EXPENSE
07/09/97  1006430   BONNEVILLE PACIFIC SERVICES       1,827.81  KYOCERA-O&M EXPENSE
          1006431   VOID
07/11/97  1006432   BPC-PAYROLL ACCT                  9,869.44  TRANSFER-PAYROLL ACCT
07/11/97  1006433   BPC-PAYROLL TAX ACCT              4,309.12  TRANSFER-PAYROLL TAX ACCT
          1006434   VOID
07/11/97  1006435   WELLS FARGO BANK                    763.35  401K CONTRIBUTIONS
07/11/97  1006436   WELLS FARGO BANK                     37.04  401K LOAN PAYMENT
07/16/97  1006437   ADVANCED SEALING & SUPPLY INC     1,145.36  KYOCERA-O&M EXPENSE
07/16/97  1006438   AIRBORNE EXPRESS                     23.13  EXPRESS MAIL EXPENSE
07/16/97  1006439   AUTOMATED OFFICE SYSTEMS INC        311.24  OFFICE SUPPLIES & EXPENSE
07/16/97  1006440   BRODERBUND SOFTWARE                  71.08  OFFICE SUPPLIES & EXPENSE
07/16/97  1006441   COMPUSERVE                            9.95  OFFICE SUPPLIES & EXPENSE
07/16/97  1006442   FEDERAL EXPRESS                      14.28  EXPRESS MAIL EXPENSE
07/16/97  1006443   FIDELITY TRANSFER COMPANY           875.00  OFFICE SUPPLIES & EXPENSE
07/16/97  1006444   TERESA HOUGHTON                     280.00  OFFICE SUPPLIES & EXPENSE
07/16/97  1006445   MOUNT OLYMPUS WATER                  36.02  OFFICE SUPPLIES & EXPENSE
07/16/97  1006446   CLARK MOWER                         376.56  TRAVEL REIMBURSEMENT
07/16/97  1006447   NEWSPAPER AGENCY CORPORATION         76.84  OFFICE SUPPLIES & EXPENSE
07/09/97  1006448   THE PLANT GALLERY                    69.50  OFFICE SUPPLIES & EXPENSE
07/09/97  1006449   REDMAN VAN & STORAGE CO INC         687.53  RENT-STORAGE SPACE

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                     For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                    CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #     PAYEE                           AMOUNT        DESCRIPTION
07/16/97  1006450   SAN DIEGO GAS & ELECTRIC             101.26   KYOCERA O&M EXPENSE
07/16/97  1006451   XEROX CORPORATION                    415.54   OFFICE SUPPLIES & EXPENSE
07/22/97  1006452   WORKERS COMPENSATION FUND OF UT      302.52   INSURANCE-WORKERS COMP
07/22/97  1006453   BPC-PAYROLL TAX ACCT               1,192.84   TRANSFER-PAYROLL TAX ACCT
07/23/97  1006454   NATIONAL HEALTH CARE TRUST        21,801.03   INSURANCE-HEALTH
07/23/97  1006455   PRODUCTIVITY POINT INTERNATIONAL   1,250.00   CONFERENCES & SEMINARS
07/23/97  1006456   TRAVEL ZONE CRUISE ZONE            2,312.00   TRAVEL EXPENSE
07/23/97  1006457   US WEST COMMUNICATIONS               784.51   TELEPHONE EXPENSE
07/23/97  1006458   US TRUSTEE                         8,000.00   QUARTERLY TRUSTEE FEE
07/23/97  1006459   STATE OF UTAH                         15.00   OFFICE SUPPLIES & EXPENSE
07/23/97  1006460   STATE OF UTAH                         25.00   OFFICE SUPPLIES & EXPENSE
07/23/97  1006461   INTERNAL REVENUE SERVICE             100.00   HAWAII POWER INCOME TAX
          1006462   VOID
07/28/97  1006463   OLSON & REID PC                      163.62   BONNE MCKNZ ACCNTNG SRVCS
07/29/97  1006464   BPC-PAYROLL ACCT                   9,944.98   TRANFER-PAYROLL ACCOUNT
07/28/97  1006465   BPC-PAYROLL TAX ACCT               4,273.58   TRANSFER-PAYROLL TAX ACCT
07/28/97  1006466   WELLS FARGO BANK                     752.90   401K CONTRIBUTIONS
07/28/97  1006467   WELLS FARGO BANK                      37.04   401K LOAN PAYMENT
07/29/97  BANK STMT IC SECURITY PRINTERS                 118.13   PRINTED CHECK CHARGE
07/31/97  BANK STMT KEY BANK OF UTAH                      51.56   BANK SERVICE CHARGE
                                                          -----
          TOTAL CASH DISBURSEMENTS                  $135,955.19
                                                    ===========

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee Joint Account
                     For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR             AMOUNT          DESCRIPTION
07/17/97               LDS CHURCH        $1,100,000.00   SETTLEMENT PAYMENT
07/17/97               DESERET TRUST        348,000.00   SETTLEMENT PAYMENT
07/31/97   BANK STMT   KEY BANK OF UTAH      11,461.45   INTEREST INCOME
                                             ---------
           TOTAL CASH RECEIPTS           $1,459,461.45
                                         =============


                          CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE               AMOUNT    DESCRIPTION
07/31/97   BANK STMT   KEY BANK OF UTAH    $44.32    BANK SERVICE CHARGE

                                       E

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee - CD Account
                     For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR      AMOUNT       DESCRIPTION
07/31/97   BANK STMT   US BANK    $72,247.93   INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE      AMOUNT       DESCRIPTION
           NONE

                                       F

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                       Chapter 11 Trustee JT Savings
                     For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR       AMOUNT   DESCRIPTION
07/31/97   BANK STMT   BANK ONE    $77.87   INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE       AMOUNT   DESCRIPTION
           NONE

                                      G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Proceeds From Asset Sales
                      For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR              AMOUNT   DESCRIPTION
07/31/97   BANK STMT   KEY BANK OF UTAH   $11.18   INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE              AMOUNT    DESCRIPTION
           NONE

                                      H

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Kyocera Maintenance Reserve
                     For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR                    AMOUNT       DESCRIPTION
07/01/97   CK# 6410    BONNEVILLE PACIFIC CORP  $10,000.00   TRANSFER
07/31/97   BANK STMT   KEY BANK OF UTAH             677.98   INTEREST INCOME
                                                ----------
           TOTAL CASH RECEIPTS                  $10,677.98
                                                ==========


                           CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE                   AMOUNT        DESCRIPTION
           NONE

                                      I

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                  Balance Sheet
                               As of July 31, 1997
------------------------------------------------------------------------------

ASSETS
Current Assets:
   Cash                                         $137,136,405
   Accounts receivable - trade                       181,703
   Accounts receivable - settlements (Note 4)      7,145,305
   Accounts receivable - affiliates                  303,319
   Prepaid Insurance                                  15,319
   Accrued interest receivable                     1,128,613
                                                   ---------
   Total current assets                                          $145,910,664
Fixed Assets:
   Land	                                             198,424
   Equipment, furniture and fixtures               3,767,791
                                                   ---------
   Total fixed assets                              3,966,215
   Less:	Accumulated depreciation                 (3,106,811)
                                                   ---------
   Net fixed assets                                                   859,404
Other Assets:
   Investment in and advances to subsidiaries
     and partnership                              32,432,286
   Other assets                                        1,820
                                                       -----
   Total other assets                                              32,434,106
                                                                   ----------
TOTAL ASSETS                                                     $179,204,174
                                                                 ============
LIABILITIES
Post-petition liabilities:
   Accounts payable - trade                          $90,106
   Accounts payable - professional fees
     and costs                                     4,781,852
   Accrued income taxes payable (Note 5)             376,947
   Taxes payable                                     108,633
   Accrued interest                                        0
                                                           -
   Total post-petition liabilities                                 $5,357,538
Pre-petition liabilities:
   Priority claims                                    61,186
   Secured debt                                            0
   Unsecured debt  (Notes 1 and 3)                99,974,449
                                                  ----------
Total pre-petition liabilities                                    100,035,635
                                                                  -----------
TOTAL LIABILITIES                                                 105,393,173

Commitments and Contingent Liabilities (Note 3)

OWNERS' EQUITY
Capital stock or owners' investment                  213,752
Paid-in-capital                                  121,590,029
Treasury stock                                    (2,308,255)
Retained earnings:
   Pre-petition                                  (56,551,908)
   Post-petition                                  10,867,383
                                                  ----------
TOTAL OWNERS' EQUITY (Notes 1 and 3)                               73,811,001
                                                                   ----------
TOTAL LIABILITIES AND OWNERS' EQUITY                             $179,204,174
                                                                 ============

                                                                    	Form 2-C

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Profit and Loss Statement
                      For Period July 1 - July 31, 1997
------------------------------------------------------------------------------


Gross operating revenue                        $156,964
Less discount, returns and allowances                 0
                                                      -
   Net operating revenue                                       $156,964

   Cost of goods sold                                          (130,551)
                                                                -------
   Gross profit                                                  26,413

Operating expenses:
   Salaries and wages                            29,146
   Rent and leases                               12,293
   Payroll taxes                                  2,611
   Insurance                                      4,563
   Other                                         25,823
                                                 ------
   Total operating expenses                                     (74,436)
                                                                 ------
   Operating income (loss)                                      (48,023)

Legal and professional fees and costs Note 4)   413,515
Depreciation, depletion and Administration        1,333
Claims settlement expense                             0
Interest expense                                      0
                                                      -
   Total                                                       (414,848)
                                                                -------
   Net operating income (loss)	                               	(462,871)

Non-operating income and (expenses):
   Interest income                              592,256
   Other income                                  31,588
   Other income - settlements (Note 4)        1,627,012
   Equity in earnings (losses) of subsidiaries
     and partnerships (Note 2)                  600,898
                                                -------
     Net non-operating income or (expenses)                   2,851,754
                                                              ---------
     Net income (loss) before income taxes                    2,388,883

     Provision for income taxes (Note 5)                         48,000
                                                                 ------
     NET INCOME (LOSS)                                       $2,340,883
                                                             ==========

                                                              	Form 2-D
                                                           	Page 1 of 3

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                Case No. 91A-27701
                      General Notes to Financial Statements
                       For Period July 1 to July 31, 1997
------------------------------------------------------------------------------


1.  	The Balance Sheet and Income Statement of Bonneville Pacific Corporation,
     included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, prepetition unsecured debt does not include any accrual of interest after December 5, 1991. These financial statements are prepared in a format required by the U.S. Bankruptcy
     Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2.  	Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3.  	Unrecorded Liabilities and Potential Claims.  Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

     The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

     For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997.

                                                                     	Form 2-D
                                                                  	Page 2 of 3

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                     General Notes to Financial Statements
                      For Period July 1 to July 31, 1997
------------------------------------------------------------------------------


4. 	 Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of July 31, 1997 and are reflected on the July 31, 1997 Financial Statements. Approved settlements are as follows:

            W. Johnson                    $1,145,305
            Westinghouse Electric	         3,000,000
            Piper Jaffray                  3,000,000
                                           ---------
	                                         $7,145,305

5.  	As of April 30, 1996, Bonneville and Subsidiaries had approximately
     $150,000,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $140,000,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards. The financial statements reflect an estimated $2,700,000 alternative minimum tax provision and an estimated $350,000 state tax provision resulting from operations and the receipt of proceeds from settlements through the end of the current period.

     The Trustee has requested permission from the Internal Revenue Service to change the tax year end of Bonneville and Subsidiaries to December 31. The request has been granted.

                                                                     	Form 2-D
                                                                  	Page 3 of 3

                                      BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                  Taxes Payable Schedule (Post-Petition)
                                    For Period July 1 to July 31, 1997

                               Beginning                                  Payments     Date      Check     Ending
                               Balance        Adjustments   Additions     Deposits     Paid      Numb.     Balance
Income tax withheld:
    Federal                           $0.00         $0.00    $(4,294.08)   $2,162.36   07/15/97  KEY TAX          $0.00
                                                                            2,131.72   07/29/97  KEY TAX

    State                              0.00                   (1,453.06)    1,453.06   07/29/97  1246

FICA tax withheld                      0.00                   (1,417.78)      707.84   07/15/97  KEY TAX
                                                                              709.94   07/29/97  KEY TAX           0.00

Employer's FICA tax                    0.00                   (1,417.78)      707.84   07/15/97  KEY TAX
                                                                              709.94   07/29/97	 KEY TAX           0.00

Unemployment tax:
    Federal                            0.00                      (33.00)       33.00   07/22/97  KEY TAX           0.00
    State                              0.00                   (1,159.84)    1,159.84   07/22/97  KEY TAX           0.00

Sales, use & excise taxes              0.00                                                                        0.00
    Property taxes              (106,416.00)                  (2,217.00)          	                         (108,633.00)

Accrued income tax:
    Federal                     (328,947.00)         0.00    (48,000.00)        0.00                        (376,947.00)
    State                              0.00          0.00                       0.00                               0.00

Delaware franchise tax                 0.00                                                                        0.00

Employee withholding                   0.00		                 (1,516.25)      763.35   07/11/97  1006435           0.00
                                                                              752.90   07/29/97  1006466
                                       ----          ----      --------       ------                               ----
TOTALS                         $(435,363.00)        $0.00   $(61,508.79)  $11,291.79                       $(485,580.00)
                               ============         =====   ===========   ==========                       ============

                               DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                           Case No. 91A-27701
                                           Insurance Schedule
                                   For Period July 1 to July 31, 1997

                                                               Policy
                                                  Amount of    Expiration   Premium Paid
                         Carrier/Agent            Coverage     Date         Thru Date
Worker's Compensation    Various State Funds      Statutory
                                                  $1,000,000      (A)       07/31/97

General Liability        Travelers Insurance/
                         Sedgwick James            5,000,000   08/06/97     08/06/97

Vehicles                 Travelers Insurance/
    [Hired/Non-owned]    Sedgwick James            5,000,000   08/06/97     08/06/97

Property:
    Bonneville Pacific   Federal Insurance Co./
                         Sedgwick James              735,000   08/17/96     08/17/97

    Kyocera              Federal/Hartford Steam/
                         Sedgwick James            5,352,879   08/17/96     08/17/97

(A) 	All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   Accounts Receivable and Payable Aging
                    For Period July 1 to July 31, 1997
------------------------------------------------------------------------------

                                                       Accounts
                            Non-Affiliate   Accounts   Payable
                            Accounts        Payable    Professional
                            Receivable      Trade      Fees
Under 30 days               $7,224,432        $85,391  $4,781,852
30 to 60 days                  102,557            141           0
61 to 90 days                       19              0           0
Over 90 days                         0          4,574           0
                                     -          -----           -
Total post-petition          7,327,008         90,106   4,781,852

Pre-petition amounts                 0      3,751,997           0
                                     -      ---------           -
Total accounts receivable   $7,327,008
                            ==========
Total accounts payable                     $3,842,103  $4,781,852
                                           ==========  ==========

                            Affiliate
                            Accounts
                            Receivable

Under 30 days                  $22,675
30 to 60 days                   48,366
61 to 90 days                    6,840
Over 90 days                   225,438
                               -------
Total post-petition
   affiliate accounts
   receivable                 $303,319
                              ========

                                                                      Form 2-E
                                                                   Page 3 of 5

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
  Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                   For Period July 1 to July 31, 1997
------------------------------------------------------------------------------

                                                 Date of
                                                 Court      Estimated
                                  Amount Paid    Approval   Balance Due
Court Appointed Trustee                     0                    85,673  (1)
Trustee's Counsel                           0                   276,777  (1)
Trustee's Accountants                       0                    93,484
Trustee's Special Plan Counsel              0                   100,000
Special Litigation Counsel for
     Trustee - Costs                        0                   200,132
     Trustee - Fees                         0                 3,815,786  (2)
Auditors                                   	0                   	90,000
Financial Consultants                       0                   120,000
                                            -                   -------
     Total                                 $0                $4,781,852
                                           ==                ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2)	 Includes an accrual for any contingent fees due as a result of
     Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

        1. $3,000,000.00 - Westinghouse Settlement
                 Fees - $990,000.00
        2. $3,000,000.00 - Piper Jaffray Settlement
                 Fees - $990,000.00
        3. $1,250,000.00 - Johnson Settlement
                 Fees - $412,500.00
        4. $5,000,000.00 - Norwest Bank Settlement
                 Fees - $1,000,000
        5. $985,000.00 - Coffin Settlement
                 Fees - $197,000
        6. $69,314 - Cost Offset
        7. $1,100,000.00 - LDS Church Settlement
                 Fees - $220,000.00
        8. $348,000.00 - Deseret Trust Settlement
                 Fees - $69,600.00
        9. $30,000.00 - Gerry Monson Settlement
                 Fees - $6,000.00

     The $3,000,000.00 Westinghouse settlement payment, the $3,000,000.00 Piper Jaffray settlement payment and approximately $1,145,305.00 of the Johnson settlement have not yet been received by the estate, but the settlements were approved and such settlements have been booked as receivables.

                                                                     	Form 2-E
                                                                  	Page 4 of 5

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                Schedule of Payments to Principal/Executives
                     For Period July 1 to July 31, 1997
------------------------------------------------------------------------------

Payee Name        Position     Nature of Payment       Amount
Ralph F Cox       Director     Director fees                0.00

Calvin L Rampton  Director     Director fees                0.00

Clark M Mower     President    Salary                  12,566.68
                               Expense Reimbursement      376.56

                                                                     	Form 2-E
                                                                  	Page 6 of 6

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                           Quarterly Fee Summary (1)
                           Month Ended July 31, 1997
------------------------------------------------------------------------------

                       Cash              Quarterly   Payment
                       Disbursement      Fee Due     Check No.   Date
January                  $220,508.24
February                  169,408.87
March                     215,808.71
                          ----------
   Total 1st Quarter      605,725.82     3,750.00    1006268     04/17/97

April                   4,093,233.83
May                       128,144.26
June	                     152,976.15
                          ----------
    Total 2nd Quarter   4,374,354.24     8,000.00    1006458     07/23/97

July                      126,042.84
August
September
                          ----------
    Total 3rd Quarter

October
November
December

    Total 4th Quarter

(1) 	This summary is to reflect the current calendar year's
     information cumulative to the end of the current reporting period.

                                                                     	Form 2-F